===============================================================================

                                  SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material under sec.240.14a-12


                 WESTINGHOUSE AIRBRAKE TECHNOLOGIES CORPORATION
                ------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    ------------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2)of Schedule 14A.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies: __________________________________________________________

       (2) Aggregate number of securities to which transaction applies: __________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________________

       (4)  Proposed maximum aggregate value of transaction: _________________

       (5)  Total fee paid: __________________________________________________

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________


================================================================================

                    NOTICE OF ANNUAL MEETING -- MAY 22, 2001

                              AND PROXY STATEMENT

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                             1001 Air Brake Avenue
                         Wilmerding, Pennsylvania 15148

Dear Stockholder:

We invite you to attend the annual meeting of stockholders of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec, on May 22, 2001, at 11:00 a.m. in Pittsburgh, Pennsylvania.

This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you more about the items we will vote on at the meeting. It also explains how the voting process works and gives personal information about our director candidates.

Whether or not you plan to attend, please promptly complete, sign, date and return your proxy card in the enclosed envelope so that we may vote your shares in accordance with your wishes and so that enough shares are represented to allow us to conduct the business of the annual meeting. Mailing your proxy does not affect your right to vote in person if you attend the annual meeting.

Sincerely yours,

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 16, 2001

                         NOTICE OF 2001 ANNUAL MEETING

                              DATE, TIME AND PLACE

- May 22, 2001

- 11:00 a.m.

- Omni William Penn
  William Penn Place
  Pittsburgh, Pennsylvania, 15219

                                    PURPOSE

- Elect three directors for a term of three years

- Ratify appointment of independent accountants

- Conduct other business if properly raised

                                   PROCEDURES

- If you own stock directly, please complete the enclosed proxy card requested by the Board.

- If you own stock through the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust please complete the proxy card requested by the ESOP trustee.

- Only stockholders of record on March 23, 2001 receive notice and may vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN YOUR PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Robert J. Brooks
Executive Vice President
and Chief Financial Officer,
Secretary

April 16, 2001

CONTENTS
--------------------------------------------------------------------------------

GENERAL.....................................................    1

COMMON STOCK OWNERSHIP......................................    2
  Director and Executive Officer Stock Ownership............    2
  Other Owners of More than 5%..............................    3
  Section 16(a) Beneficial Ownership Reporting..............    4

PROPOSAL 1 -- ELECT DIRECTORS...............................    4
  Nominees..................................................    4
  Director's Compensation...................................    5
  The Board and Committees..................................    6
  The Audit Committee.......................................    6
  Audit Committee Report....................................    6
  The Compensation Committee................................    6
  Compensation Committee Interlocks.........................    6
  Executive Compensation Tables.............................    7
  Compensation Committee Report.............................    9
  Stock Performance Graph...................................   11
  Transactions with Directors' Companies....................   11

PROPOSAL 2 -- RATIFY INDEPENDENT ACCOUNTANTS................   12
  Audit Fees................................................   12
  Financial Information Systems Design and Implementation
     Fees...................................................   12
  All Other Fees............................................   12

OTHER INFORMATION...........................................   13
  Other Business............................................   13
  Expenses of Solicitation..................................   13
  Stockholder Proposals for Next Year.......................   13

APPENDIX A..................................................  A-1

GENERAL
--------------------------------------------------------------------------------

We have sent you this booklet and proxy on or about April 16, 2001 because the Board of Directors of Westinghouse Air Brake Technologies Corporation, doing business as Wabtec, is soliciting your proxy to vote at the company's 2001 annual meeting of stockholders.

WHO MAY VOTE

Stockholders of Wabtec as reflected in our stock records at the close of business on March 23, 2001 may vote. You have one vote for each share of Wabtec common stock you own.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW A PROXY WORKS

Giving us a proxy means you authorize us to vote your shares in accordance with your directions. If you do not make any selections, your shares will be voted in favor of our director candidates and in favor of ratifying the auditors.

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are generally covered by one card. Employees receive a separate card for any shares they hold in the Employee Stock Ownership Plan. If you hold shares through someone else, such as a stockbroker, you may get material from them asking how you want to vote.

CHANGING YOUR VOTE

You may revoke your proxy before it is voted by submitting a new proxy with a later date, by voting in person at the meeting, or by notifying Wabtec's Secretary in writing.

COMMON STOCK OUTSTANDING

As of the close of business on March 23, 2001, 51,172,242 shares of Wabtec common stock were issued and outstanding.

QUORUM AND VOTING INFORMATION

In order to conduct the business of the meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the meeting, either in person or by proxy. You are considered a part of the quorum if you submit a properly signed proxy card.

If a quorum is present at the meeting, the three director candidates receiving the most votes will be elected to fill the three open seats on the Board. Approval of the other proposals requires the favorable vote of a majority of shares present in person or by proxy, unless a matter comes before the meeting that requires more than a majority vote under statute or our bylaws.

COMMON STOCK OWNERSHIP
--------------------------------------------------------------------------------

DIRECTOR AND EXECUTIVE OFFICER STOCK OWNERSHIP

Under the proxy rules of the Securities and Exchange Commission a person beneficially owns Wabtec common stock if the person has the power to vote or dispose of the shares, or if such power may be acquired within 60 days. The table below shows how much Wabtec common stock is beneficially owned as of February 28, 2001 by directors, nominees for director, the chief executive officer and the four other highest paid executive officers in 2000. Each person has sole voting power and sole dispositive power unless indicated otherwise.

EXECUTIVE OFFICER                                             SHARES OWNED      PERCENT OF CLASS
------------------------------------------------------------------------------------------------
William E. Kassling.........................................   1,706,052(1)(2)        3.97%
Gregory T. H. Davies........................................     172,292(2)              *
Joseph S. Crawford, Jr......................................     185,611(2)(3)           *
John M. Meister.............................................     514,627(2)(4)        1.20%
Robert J. Brooks............................................     477,874(2)(5)        1.11%

NON-EMPLOYEE DIRECTOR/NOMINEE                                 SHARES OWNED      PERCENT OF CLASS
------------------------------------------------------------------------------------------------
Gilbert E. Carmichael.......................................     132,656(2)              *
Kim G. Davis................................................   2,411,000(2)(6)        5.63%
Emilio A. Fernandez.........................................     770,744(2)(7)        1.80%
Lee B. Foster, II...........................................      28,572(2)(8)           *
James C. Huntington, Jr.....................................      30,666(2)              *
James P. Kelley.............................................   2,553,214(2)(9)        5.96%
James P. Miscoll............................................      11,111(2)              *
James V. Napier.............................................      21,166(2)(10)          *
Directors and Executive Officers as a Group (18 persons)....   9,545,707(2)          21.73%
------------------------------------------------------------------------------------------------

   * Less than 1%

 (1) Includes 247,716 shares beneficially owned by Mr. Kassling. Includes 1,449,836 shares beneficially owned by Davideco, a Pennsylvania business trust. Includes 8,000 shares owned by Mr. Kassling's wife and 500 owned by Mr. Kassling's son. Mr. Kassling disclaims beneficial ownership of the shares held by his wife and son.

 (2) Includes options that are exercisable within 60 days of February 28, 2001 as follows: Mr. Brooks 78,125; Mr. Carmichael 100,666; Mr. Crawford 164,390; Mr. Davies 128,500; Mr. Davis 5,000; Mr. Fernandez 100,872; Mr.
     Foster 1,666; Mr. Huntington 10,666; Mr. Kassling 146,250; Mr. Kelley 10,664; Mr. Meister 76,459; Mr. Miscoll 1,666; Mr. Napier 8,666; and all directors and executive officers as a group 1,085,776.

 (3) Includes 172,536 shares beneficially owned by Mr. Crawford and 13,075 held in a trust account and in Mr. Crawford's managed account. Mr. Crawford resigned from the Company effective February 28, 2001.

 (4) Includes 314,627 shares beneficially owned by Mr. Meister. Also includes 200,000 shares held in trust for Mr. Meister's children. Mr. Meister is the trustee of the trust. Mr. Meister disclaims beneficial ownership of the shares held in trust.

 (5) Includes 108,472 shares beneficially owned by Mr. Brooks. Also includes 369,402 shares owned by Suebro, Inc., a Delaware holding company.

 (6) Includes 2,403,000 shares beneficially owned by Harvard Private Capital Holdings, Inc. Mr. Davis is a Managing Director and co-founder of Charlesbank Capital Partners, LLC, an investment advisor to Harvard Private Capital Holdings, Inc. Also includes 8,000 shares owned beneficially by Mr. Davis. Mr. Davis disclaims beneficial ownership of the Harvard shares.

 (7) Includes 501,148 shares beneficially owned by Mr. Fernandez. Also includes 257,175 shares beneficially owned by Mr. Fernandez's wife and 12,421 shares beneficially owned by his son. Mr. Fernandez disclaims beneficial ownership of the shares held by his wife and son.

 (8) Includes 21,001 shares beneficially owned by Mr. Foster and 7,571 shares held in Mr. Foster's retirement plan and deferred compensation accounts.

 (9) Includes 113,214 shares beneficially owned by Mr. Kelley. Also includes 40,000 shares owned by Vestar Capital Partners, Inc., where Mr. Kelley is a Managing Director and 2,400,000 shares owned by Vestar Equity Partners, L.P. Mr. Kelley is a Managing Director of the general partner of Vestar Equity Partners, L.P. Mr. Kelley disclaims beneficial ownership of the shares owned by the Vestar entities.

(10) Includes 20,666 shares beneficially owned by Mr. Napier and 500 shares held in Mr. Napier's Keogh account.

OTHER OWNERS OF MORE THAN 5%

The following table shows stockholders who are known to the company to be a beneficial owner of more than 5% of Wabtec's common stock as of December 31, 2000.

                                                               SHARES OF       PERCENT
NAME AND ADDRESS OF BENEFICIAL OWNER                          COMMON STOCK    OF CLASS
---------------------------------------------------------------------------------------
U.S. Trust Company National Association.....................   9,241,494(1)     21.57%
  as Trustee for Westinghouse Air Brake Company
  Employee Stock Ownership Plan and Trust
  Suite 1080 East
  1300 I Street N.W.
  Washington, D.C. 20005

Shapiro Capital Management Company, Inc.....................   4,187,075(2)      9.77%
  3060 Peachtree Road, N.W.
  Atlanta, GA 30305

First Manhattan Co. ........................................   2,795,465(3)      6.53%
  437 Madison Avenue
     New York, NY 10022

Harvard Private Capital Holdings, Inc. .....................   2,403,000         5.61%
  600 Atlantic Avenue, 26th Floor
  Boston MA, 02210

Vestar Equity Partners, L.P.................................   2,400,000         5.60%
  c/o Vestar Capital Partners, Inc.
  Seventeenth Street Plaza
  1225 17th Street, Suite 1660
  Denver, Colorado 80202

The Baupost Group, L.L.C....................................   2,232,100(4)      5.21%
  44 Brattle Street
  Cambridge, MA 02138

State Street Research & Management Company..................   2,164,477(5)      5.05%
  One Financial Center, 30th Floor
  Boston, MA 02111

---------------
(1) U.S. Trust Company of California, N.A. is the ESOP trustee and must vote shares held by the ESOP allocated to participant accounts as instructed by participants. The trust votes unallocated shares in the same proportion as the votes for which participant instructions are given. If the trustee does not receive instructions for allocated shares, the trustee votes them as directed by the ESOP Committee. At August 1, 2000 the ESOP was terminated with 8,249,480 shares remaining unallocated. When all regulatory filings have been completed the unallocated shares will be transferred to the company and the allocated shares will be transferred to participants.

(2) Shapiro Capital Management Company, Inc. is a registered investment advisor and Samuel R. Shapiro is the president, a director and majority shareholder of Shapiro Capital Management who may be deemed to have beneficial ownership. Mr. Shapiro owns no shares for his own account.

(3) First Manhattan Co. has sole voting and sole dispositive power with respect to 130,600 shares. Family members of the general partners of First Manhattan Co. own 683,450 shares which are being reported for informational purposes. First Manhattan disclaims dispositive power for 320,550 shares and beneficial ownership of 362,900 shares.

(4) The Baupost Group, L.L.C. is a registered investment advisor. SAK is the manager of Baupost, and Seth A. Klarman is the sole director of SAK and a controlling person of Baupost, each therefore may be deemed to have beneficial ownership. The Baupost group has sole voting and sole dispositive power of the shares reported.

(5) State Street is a registered investment advisor with sole power to dispose of 2,164,477 shares and sole power to vote 2,054,477 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of beneficial ownership and changes in beneficial ownership of Wabtec stock. Directors and officers must furnish us with copies of these reports. Based on these copies and directors' and executive officers' representations we believe all directors and executive officers complied with the requirements in 2000, with the exception of reporting the December 5, 2000 grant of stock options to non-employee directors which was not timely filed for certain non-employee directors.

PROPOSAL 1 -- ELECT DIRECTORS
--------------------------------------------------------------------------------

Wabtec's Board of Directors currently has 11 members and one vacant seat. The board is divided into three classes whose terms of office end in successive years. The terms of office of Gilbert E. Carmichael, James C. Huntington, Jr., James P. Kelley, and James P. Miscoll are expiring. Gilbert E. Carmichael and James C. Huntington are retiring from the Board upon expiration of their terms, and consequently are not being nominated for a new term. Therefore, in addition to James P. Kelley and James P. Miscoll being nominated to serve for new terms ending in 2004, William E. Kassling is being nominated to serve for a term ending in 2004. The fourth seat in this class will be vacant after the annual meeting. Upon election to this class, Mr. Kassling will resign from the class whose terms expire in 2002, leaving the fourth seat in that class vacant. The resulting board will consist of three classes, with each class having three members and one vacancy. The board may act at a later date to fill the vacancies or reduce the size of the board. The nominations were made by the Nominating Committee of the Board and approved by the Board. The Nominating Committee has the sole authority to make the nominations and met two times in 2000. The members of the Nominating Committee are Mr. Kassling, Mr. Carmichael, Mr. Huntington and Mr. Kelley.

Your proxy will be voted FOR the election of these nominees unless you withhold authority to vote for any one or more of them. If any nominee is unable or unwilling to stand for election, your proxy authorizes us to vote for a replacement nominee if the board names one.

Only votes for a candidate are counted in the election of directors. The three nominees who receive the most votes will be elected as directors.

THE BOARD RECOMMENDS YOU VOTE FOR EACH OF THE FOLLOWING CANDIDATES.

NOMINEES TO SERVE FOR A THREE-YEAR TERM EXPIRING IN 2004
--------------------------------------------------------------------------------

William E. Kassling                            Chairman of Wabtec since February 2001; Chairman and
Age 57                                         Chief Executive Officer of Wabtec from February 1998
Director since 1990                            to February 2001; Chairman, Chief Executive Officer
                                               and President of Wabtec from prior to 1995 to
                                               February 1998.

                                               Director of Aearo Corporation and Scientific Atlanta,
                                               Inc.
----------------------------------------------------------------------------------------------------
James P. Kelley                                Managing Director of Vestar Capital Partners, Inc;
Age 46                                         (private Equity investment firm) since prior to 1995.
Director since 1990
                                               Director of St. John Knits, Inc; Consolidated
                                               Container Company and Celestial Seasonings, Inc.
----------------------------------------------------------------------------------------------------
James P. Miscoll                               Independent Businessman since prior to 1995. Mr.
Age 66                                         Miscoll held various positions with Bank of America
Director since 1999                            since 1962, including Vice Chairman from 1984 through
                                               his retirement in 1992.

                                               Director of MK Gold Company and 20th Century
                                               Industries; Senior Advisor to AIG
----------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2002
--------------------------------------------------------------------------------

Emilio A. Fernandez                            Vice Chairman of Wabtec since March 1998; Executive
Age 56                                         Vice President of Wabtec from January 1995 to
Director since 1995                            February 1998
----------------------------------------------------------------------------------------------------
Lee B. Foster, II                              Chairman of L. B. Foster Company since 1998; Chief
Age 54                                         Executive Officer of L. B. Foster Company since prior
Director since 1999                            to 1995; President of L.B. Foster from prior to 1995
                                               to 2000

                                               Director of L. B. Foster Company.
----------------------------------------------------------------------------------------------------
William E. Kassling                            See description above.
----------------------------------------------------------------------------------------------------
James V. Napier                                Chairman of Scientific Atlanta, Inc. from July 1995
Age 64                                         to November 2000; Chairman and interim Chief
Director since 1995                            Executive Officer of Scientific Atlanta, Inc. from
                                               November 1993 to July 1994.

                                               Director of Scientific Atlanta, Engelhard
                                               Corporation, Vulcan Materials Company, McKesson HBOC,
                                               Personnel Group of America, Inc., and Intelligent
                                               Systems, Inc.
----------------------------------------------------------------------------------------------------

CONTINUING DIRECTORS WITH A TERM EXPIRING IN 2003
--------------------------------------------------------------------------------

Robert J. Brooks                               Executive Vice President since November 1999; Chief
Age 56                                         Financial Officer of Wabtec since prior to 1995.
Director since 1990
                                               Director of Crucible Materials Corporation.
----------------------------------------------------------------------------------------------------
Gregory T. H. Davies                           Chief Executive Officer and President of Wabtec since
Age 54                                         February 2001; President and Chief Operating Officer
Director since 1999                            of Wabtec from February 1998 to February 2001; Vice
                                               President and Group Executive of Danaher Corporation
                                               from prior to 1995 until March 1998.
----------------------------------------------------------------------------------------------------
Kim G. Davis                                   Managing Director of Charlesbank Capital Partners,
Age 47                                         LLC and predecessors since 1998; private investor
Director since 1997                            from prior to 1995 to 1998.
----------------------------------------------------------------------------------------------------

DIRECTORS' COMPENSATION

Wabtec's non-employee director compensation plan pays each director who is not an employee of the company a cash retainer equal to $10,000 per year for his services as a director. In addition, each such director is entitled to receive $1,000 for each meeting of the Board attended by such director in person, and $1,000 per Board committee meeting. Non-employee directors receive $500 for participating in a Board or a committee meeting by telephone. All directors are reimbursed for their out-of-pocket expenses incurred in connection with attendance at meetings and other activities relating to the Board or Board Committee.

In addition, the non-employee directors also participate in the 1995 Non-Employee Directors' Fee and Stock Option Plan to encourage the highest level of performance for members of the Board of Directors by providing such directors with a proprietary interest in our financial success. Under the Plan, each non-employee director is entitled to receive 1,000 shares of common stock annually. In addition, all non-employee directors as of January 25, 2000 received a one time initial grant of 5,000 stock options (priced at $12.75 with a vesting period of three years), received 5,000 stock options on December 5, 2000 (priced at $9.535 with a vesting period of three years) and will receive 2,000 stock options each January 2nd commencing in January 2002 during their term of service on the Board. Newly elected directors would be eligible to receive 5,000 stock options upon their initial election to the Board.

THE BOARD AND COMMITTEES

The Board met seven times during 2000. All directors attended at least 75% of all meetings of the Board and the Committees on which they served in 2000. The Board committees that help the Board fulfill its duties include the Nominating Committee, the Audit Committee and the Compensation Committee.

THE AUDIT COMMITTEE

The Audit Committee acts under a written charter which was adopted by the Board of Directors on May 24, 2000, a copy of which is attached hereto as Appendix A. The Audit Committee provides assistance to the Board in fulfilling their oversight responsibility to shareholders, potential shareholders, the investment community and others relating to Wabtec's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of Wabtec's financial statements, and the legal compliance and ethics programs as established by management and the Board. The Audit Committee met five times in 2000. The Audit Committee members are Mr. Davis, Mr. Huntington and Mr. Miscoll. All Audit Committee members are independent as defined by the New York Stock Exchange listing standards.

The Audit Committee has considered whether the independent public accountants' provision of non-audit related services is compatible with maintaining the independence of the public accountants.

AUDIT COMMITTEE REPORT

We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended December 31, 2000.

We have discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K.

Respectfully submitted,

Kim G. Davis
James C. Huntington, Jr.
James P. Miscoll

THE COMPENSATION COMMITTEE

The Compensation Committee participates in establishing the salary and bonus levels of Wabtec officers, reviews management organization and development and major employee benefit programs and establishes and administers executive compensation programs. The Compensation Committee members are: Mr. Fernandez, Mr. Foster, and Mr. Napier. The committee met five times in 2000.

COMPENSATION COMMITTEE INTERLOCKS

William E. Kassling, the Chairman and Chief Executive Officer of Wabtec during the 2000 fiscal year, serves on the Board of Directors of Scientific Atlanta, Inc. Until November 2000, Wabtec Director, James V. Napier, was the Chairman of Scientific Atlanta, Inc.

EXECUTIVE COMPENSATION TABLES
--------------------------------------------------------------------------------

This table shows the compensation for Wabtec's Chief Executive Officer and the four other most highly paid executive officers in 2000.

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                            ANNUAL                 LONG TERM             ALL OTHER
                                         COMPENSATION         COMPENSATION AWARDS     COMPENSATION(1)
------------------------------------------------------------------------------------------------------
                                                            SECURITIES   RESTRICTED
NAME AND                                                    UNDERLYING     STOCK
PRINCIPAL POSITION             YEAR    SALARY     BONUS      OPTIONS       AWARD
------------------------------------------------------------------------------------------------------
William E. Kassling            2000   $449,009   $     --    100,000      $67,748(2)      $250,416
  Chairman and                 1999    389,500    156,599         --           --           78,610
  Chief Executive Officer      1998    389,500    371,000    106,880           --           74,217

Gregory T. H. Davies           2000   $368,992   $     --    175,000      $67,748(2)      $ 54,766
  President and                1999    321,000    107,535         --           --           52,589
  Chief Operating Officer      1998    278,054    250,000    185,500      372,188(3)        23,819

Joseph S. Crawford, Jr.        2000   $245,000   $     --     55,000           --         $ 20,591
  Executive Vice President     1999    238,846    192,000         --           --            3,200
                               1998    227,365    253,924     13,200           --            3,200

John M. Meister                2000   $218,500   $     --     40,000           --         $139,514
  Executive Vice President     1999    210,000         --         --           --           43,490
                               1998    214,166    126,810     53,440           --           32,656

Robert J. Brooks               2000   $210,000   $ 50,000     55,000           --         $155,490
  Executive Vice President     1999    182,230     79,361         --           --           44,106
  and Chief Financial Officer  1998    177,952    163,244     53,440           --           28,603
------------------------------------------------------------------------------------------------------

(1) Amounts include payments under the executive retirement plan for 2000 as follow: Mr. Kassling $26,124, Mr. Davies $3,334, Mr. Meister $12,219 and Mr. Brooks $13,085. Amounts include payments for split dollar life insurance as follows: Mr. Kassling $148,262, Mr. Meister $105,605 and Mr. Brooks $108,322. Mr. Meister's other compensation for 2000 includes $1,800 earned under a plant-wide employee incentive program. Amounts also include amounts paid for various executive perquisites including company cars, club dues and company contributions to the 401(k) plan.

(2) Mr. Kassling and Mr. Davies were each awarded 4,920 shares of restricted common stock in lieu of a $100,000 cash bonus for fiscal year 2000. The award is valued at $67,748 on February 26, 2001, the date of the award. The shares must be held for one year before they can be sold.

(3) Mr. Davies began working for Wabtec on February 26, 1998. His annualized salary for 1998 was $300,000. Mr. Davies was awarded 15,000 shares of restricted common stock on February 26, 1998, valued at $372,188 on the date of grant and $358,594 as of December 31, 1998. 6,000 shares vested on February 26, 1999 valued at $118,313 on the date of vesting and $103,688 as of December 31, 1999. 7,000 shares vested on February 26, 2000, valued at $68,031 on the date of vesting and $84,455 as of December 31, 2000. 2,000 shares vested on February 26, 2001.

This table shows the stock options granted during 2000 under the 2000 Stock Incentive Plan to the named executive officers.

OPTION GRANTS IN 2000
--------------------------------------------------------------------------------

                                                      % OF TOTAL
                                 NO. OF SHARES      OPTIONS GRANTED                              GRANT DATE
                               SUBJECT TO OPTIONS    TO EMPLOYEES      EXERCISE     EXPIRATION    PRESENT
NAME                              GRANTED (1)           IN 2000       PRICE/SHARE      DATE      VALUE (2)
-----------------------------------------------------------------------------------------------------------
William E. Kassling                 100,000              8.06             9.535     12/5/2010     $597,000
  Chairman and
  Chief Executive Officer

Gregory T.H. Davies                  75,000              6.05            12.75      1/25/2010     $678,000
  President and                     100,000              8.06             9.535     12/5/2010     $597,000
  Chief Operating Officer

Joseph S. Crawford, Jr.              15,000              1.21            12.75      1/25/2010     $135,600
  Executive Vice President           40,000              3.23             9.535     12/5/2010     $238,800

John M. Meister                      10,000               .81            12.75      1/25/2010     $ 90,400
  Executive Vice President           30,000              2.42             9.535     12/5/2010     $179,100

Robert J. Brooks                     15,000              1.21            12.75      1/25/2010     $135,600
  Executive Vice President           40,000              3.23             9.535     12/5/2010     $238,800
  and Chief Financial Officer
-----------------------------------------------------------------------------------------------------------

(1) The option grants were made in January and December of 2000 under the 2000 Stock Incentive Plan.

(2) Based on the Black-Scholes option pricing model adopted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. There is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model were calculated based on the following assumptions:

                                          JANUARY 25, 2000             DECEMBER 5, 2000
                                                GRANT                        GRANT
                                       -----------------------      -----------------------
Dividend Yield                                  .30%                         .40%
Exercise Date                          Five Year Expected Life      Five Year Expected Life
Risk-Free Interest Rate                        5.875%                        5.09%
Volatility                                      36.58                        46.74

This table shows the number and value of stock options exercised and unexercised for the named executive officers.

2000 AGGREGATE OPTION EXERCISES AND YEAR-END OPTION VALUES
--------------------------------------------------------------------------------

                                                                      NUMBER OF
                                                                     SECURITIES                VALUE OF UNEXERCISED
                                                                     UNDERLYING                    IN-THE-MONEY
                                  SHARES                       UNEXERCISED OPTIONS AT               OPTIONS AT
                                ACQUIRED ON        VALUE          DECEMBER 31, 2000              DECEMBER 31, 2000
NAME                             EXERCISE        REALIZED     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)(2)
-------------------------------------------------------------------------------------------------------------------------
William E. Kassling                   --               --          146,250/206,880                  0/$221,500
  Chairman and
  Chief Executive Officer

Gregory T. H. Davies                  --               --           84,750/275,750                  0/$221,500
  President and
  Chief Operating Officer

Joseph S. Crawford, Jr.           12,375         $125,928           159,390/55,000               $105,752/$88,600
  Executive Vice President

John M. Meister                       --               --            73,125/93,440                   0/$66,450
  Executive Vice President

Robert J. Brooks                      --               --           73,125/108,440                   0/$88,600
  Executive Vice President
  and Chief Financial
  Officer
-------------------------------------------------------------------------------------------------------------------------

(1) Options were granted to Messrs. Kassling, Davies, Crawford, Meister and Brooks in January 2000 with an exercise price of $12.75. Options were granted to Messrs. Kassling, Brooks and Meister in 1998 and 1996 with exercise prices of $20.00 and $14.00, respectively. Options were granted to Mr. Davies in February and October of 1998 with exercise prices of $20.00 and $24.8125, respectively. None of these options are "in-the-money" for purposes of the chart because Wabtec's stock price was $11.75 at December 29, 2000. All of the named officers were granted options in December 2000 with an exercise price of $9.535. All of these options are "in-the-money" for purposes of the chart.

(2) At December 31, 2000 Mr. Crawford also held stock options originally granted by MotivePower Industries Inc., which merged with the Company in November 1999, with exercise prices of $10.23, $10.86, $16.17, and $24.15 that were established in the 1999 merger of Wabtec and MotivePower. Those options with exercise prices below $11.75 are "in-the-money" for purposes of the chart.

COMPENSATION COMMITTEE REPORT

The following report and the Stock Performance Graph on page 11 are NOT incorporated by reference into any of Wabtec's previous filings under the Securities Laws even if those filings incorporate future filings.

All of the members of the Compensation Committee are non-employee directors. The committee's principal responsibility is to review, recommend and approve changes to our compensation policies and programs. The committee is also responsible for reviewing and approving all compensation actions for the Chief Executive Officer and other executive officers.

Our compensation plan has three basic components:

- base salaries and bonuses,

- benefit plans, and

- long term incentives.

BASE SALARIES AND BONUSES. The committee recommends base salaries and bonuses of executive officers to the board which then establishes these items. Base salaries are determined at the beginning of the year and bonuses are awarded after our fiscal year results are available.

Executive officers' base salaries depend mainly on their office and responsibilities and are reviewed annually. Mr. Kassling is the only executive officer who has an employment agreement with Wabtec. Mr. Kassling is entitled to a base salary and a bonus of up to 100% of his base salary based on Wabtec's achieving certain earnings before interest and taxes and working capital level goals. The committee reviews and approves Mr. Kassling's salary each year.

During 2000, Wabtec had in effect an executive bonus plan which had been approved by the Board. Bonuses are based upon the success of two factors:

a financial performance factor which measures earnings before interest and taxes and working capital; and a personal performance factor which measures whether the executive has attained certain goals agreed to by the executive, his supervisor, and the Board. There are guidelines as to the payment of bonuses, although the Committee may exercise its discretion with respect to those guidelines. We believe this philosophy encourages Wabtec and our executives to establish ambitious goals and promotes teamwork, productivity and profitability.

Wabtec has awarded stock bonuses under the 1997 Executive Retirement Plan to certain eligible employees including certain executives who do not participate in the ESOP. The stock bonuses granted under this plan were issued from Wabtec's treasury shares. Monthly awards are based on the "covered compensation" of each eligible employee as that term is defined in the ESOP. The Executive Retirement Plan was terminated on August 1, 2000. No further awards will be made under this plan. Of the named executive officers, Messrs. Kassling, Davies, Meister and Brooks participated in this plan during 2000 and received awards of shares with a fair market value of $26,124, $3,334, $12,219 and $13,085, respectively.

Wabtec's employees may purchase shares of Wabtec common stock under the 1998 Employee Stock Purchase Plan. The plan allows eligible employees to purchase shares of Wabtec common stock for 85% of fair market value through payroll deductions. This plan was suspended during 1999 but was reinstated on April 1, 2000. We believe that this plan promotes Wabtec's continued success by encouraging our employees to have increased awareness of, and commitment to, our corporate-wide goals and objectives of the named executive officers. Messrs. Kassling, Davies, Crawford and Brooks participated in this plan during 2000. They purchased shares of common stock with a total fair market value, when purchased, of $31,436, $26,453, $5,613 and $26,794, respectively.

LONG-TERM INCENTIVES. The committee may grant long-term incentives to employees by granting stock options and making restricted share awards under the 2000 Stock Incentive Plan. The committee views stock options and restricted share awards as incentives to enable Wabtec to hire and retain executives and to provide executives with incentives related to the Company's stock price so they have interests similar to your interests as Wabtec common stockholders. Our decision to grant stock options or award restricted shares is based upon an individual's job level, among other factors.

OTHER. Executive officers also may participate in Wabtec's 401(k) Plan. Wabtec provides certain other personal benefits to certain employees, including executive officers, that are not significant in total.

Respectfully submitted,

Emilio A. Fernandez
Lee B. Foster
James V. Napier

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return, through December 31, 2000, of Wabtec's common stock, the S&P 500 and a peer group of manufacturing companies which we believe closely resemble us. The graph assumes that a person invested $100 on December 31, 1995 and that dividends are reinvested.

                  Comparison of 5 Year Cumulative Total Return

                                                         WABTEC                      S&P 500                   PEER GROUP
                                                         ------                      -------                   ----------
1995                                                     100.00                      100.00                      100.00
1996                                                     119.23                      122.96                       98.43
1997                                                     242.58                      163.98                      120.96
1998                                                     231.73                      210.84                       84.59
1999                                                     168.65                      255.22                       69.32
200                                                      112.09                      231.98                       41.56

The peer group is made up of ABC-NACO Inc., Atchison Casting Corp., The Greenbrier Companies, and Railworks Corp. Harmon Industries, Ltd., which was formerly included in the peer group, was acquired and is no longer publicly traded.

TRANSACTIONS WITH DIRECTORS' COMPANIES

PULSE NOTE

In January 1995 when we acquired Pulse Electronics, Inc. and Pulse Embedded Computer Systems, Inc., Wabtec issued a note to Director Emilio A. Fernandez, members of his family, and other former shareholders of the Pulse entities. Wabtec repaid the note in full in January 2000 under prepayment provisions contained in the note. If not prepaid, the note would have matured on January 31, 2004. Interest accrued at an annual rate of 9.5% from issuance through repayment.

PULSE LEASE

Wabtec assumed a building lease agreement between Pulse and Jollo Associates. Jollo is a limited partnership in which Director Fernandez, his wife, and other former Pulse shareholders are partners. The building was sold by Pulse in June 2000 and a lease termination payment of $172,654 was paid to Jollo Associates on June 30, 2000.

In addition, rent paid under the lease in 2000 was $205,240.

EMPLOYMENT AGREEMENT

Mr. Kassling has an employment contract with Wabtec, under which he was paid a salary of $449,009 in 2000. He is also entitled to a bonus and other benefits discussed in the Compensation Committee Report.

SEVERANCE AGREEMENT

The Company entered into a severance agreement with Mr. Crawford under which he was paid, in March of 2001, additional compensation of $455,800 plus unused vacation in connection with his departure from the company on February 28, 2001. The agreement also provides for the continuation of certain benefits through August 31, 2002.

STOCKHOLDERS AGREEMENT

At December 31, 2000 our common stock was owned approximately as follows: management 13%; the ESOP 22%; investors consisting of Vestar Equity Partners, Harvard Private Capital Holdings, Inc., and American Industrial Partners Capital 14%; and all others including public shareholders 51%.

Wabtec, certain members of management, Vestar Equity Partners, Harvard Private Capital Holdings, Inc., and American Industrial Partners Capital have a Stockholders Agreement that provides for Board membership if the parties own a certain percentage of stock.

REGISTRATION RIGHTS AGREEMENT

Wabtec, Harvard, American Industrial Partners, Vestar and certain individual stockholders have an agreement that allows Harvard and Vestar to demand registration of their shares to allow public sale. All parties have rights to register their shares if Wabtec is registering shares for sale.

ESOP

The shares held by the ESOP are subject to terms of the ESOP loan and pledge agreement and the Employee Stock Ownership Trust Agreement and Plan. Although the ESOP was terminated on August 1, 2000 the shares remain with the trustee until all regulatory filings have been completed.

PROPOSAL 2 -- RATIFY INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

On February 14, 2001, our Board of Directors approved the Audit Committee's recommendation that Arthur Andersen LLP be appointed to audit our financial statements for 2001. Arthur Andersen served as our auditors for the year ended December 31, 2000. Although you are not required to ratify this appointment, we are asking that you do. If you do not, we will reconsider our choice. A representative of Arthur Andersen will be at the meeting to answer appropriate questions and make a statement if they desire.

This proposal is adopted if a majority of the shares present in person or by proxy vote for the proposal. Since the total shares voted "for," "against," or "abstain" are counted to determine the minimum votes required for approval, if you abstain from voting, it has the same legal effect as if you vote against. If a broker limits the number of shares voted on the proposal on its proxy card or indicates that the shares represented by the proxy card are not being voted on the proposal, it is considered a broker non-vote. Broker non-votes are not counted as a vote or used to determine the favorable votes required to approve the proposal.

THE BOARD RECOMMENDS YOU VOTE FOR THIS PROPOSAL.

AUDIT FEES

Wabtec was billed $530,000 in aggregate fees by the independent public accountants for the professional services rendered for the audit of Wabtec's financial statements for the year ended December 31, 2000, and the reviews of its financial statements included in its Forms 10-Q for the 2000 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

The independent public accountants did not bill Wabtec for any financial information systems design and implementation fees for services rendered during 2000.

ALL OTHER FEES

In addition to the audit fees described above, the independent public accountants billed Wabtec $453,019 in aggregate fees for other professional services rendered in 2000. Such fees were primarily for tax services.

OTHER INFORMATION
--------------------------------------------------------------------------------

OTHER BUSINESS

We do not expect any business to come before the meeting other than the items described above. If other business is properly raised, your proxy authorizes its holder to vote according to their best judgment.

EXPENSES OF SOLICITATION

The cost for proxy solicitation is paid by Wabtec. In addition to mailing, officers and employees may solicit proxies in person, by telephone or telegraph. Wabtec will pay about $56,000 to Mellon Investor Services, LLC, for sending the proxy material and the 2000 Annual Report to stockholders. We will also reimburse other nominees, custodians or fiduciaries who forward these materials to stockholders for their expenses in doing so.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

To be eligible for inclusion in next year's proxy for the 2002 annual meeting, the deadline for stockholder proposals is December 17, 2001. Additionally, our advance notice provision in our by-laws requires that for business to otherwise be properly brought before the annual meeting, notice must be submitted to us between December 17, 2001 and February 15, 2002.

By order of the Board of Directors,

Robert J. Brooks
Executive Vice President and
Chief Financial Officer, Secretary

                                                                      APPENDIX A

                WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
                            AUDIT COMMITTEE CHARTER
                            AS ADOPTED MAY 24, 2000

ORGANIZATION

This charter governs the operations of the audit committee. The committee will review and reassess the charter at least annually and will be approved by the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee will be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company. All committee members will be financially literate, and at last one member will have accounting or related financial management expertise.

STATEMENT OF POLICY

The audit committee will provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and the management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and the personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

- The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee will review and recommend to the board the selection of the Company's independent auditors, subject to shareholders' approval.

- The committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the committee will discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee will meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

- The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the committee will discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

- The committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee will discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

                    U.S. TRUST COMPANY, NATIONAL ASSOCIATION

                             NOTICE TO PARTICIPANTS
                                     IN THE
                         WESTINGHOUSE AIR BRAKE COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN


Dear ESOP Participant:

     Enclosed with this notice is a Proxy Statement with respect to the Annual Meeting of Stockholders of Westinghouse Air Brake Technologies Corporation (the "Company") to be held on May 22, 2001 (the "Annual Meeting"), along with the Company's 2000 Annual Report to Stockholders. The Annual Meeting will be for the purpose of (i) electing three nominees for the Board of Directors and
(ii) ratifying the appointment of the Company's independent public accountants for the 2001 fiscal year. The Proxy Statement has been approved by the Board of Directors of the Company in connection with the business to be transacted at the Annual Meeting. THE ITEMS TO BE PRESENTED AT THE ANNUAL MEETING ARE IMPORTANT AND ARE DESCRIBED IN THE PROXY MATERIALS BEING ENCLOSED WITH THIS NOTICE.

DIRECTIONS TO THE TRUSTEE

     Only U.S. Trust Company, National Association, as trustee (the "Trustee") of the Westinghouse Air Brake Company Employee Stock Ownership Plan (the "ESOP"), can vote the shares of the Company's stock (the "Shares") held by the ESOP. However, under the terms of the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, you, as a participant in the ESOP, are entitled to instruct the Trust how to vote shares that have been allocated to your individual account ("Allocated Shares") and the shares that have not yet been allocated to the accounts of ESOP participants ("Unallocated Shares").

     Enclosed with this notice is a confidential voting instruction card which is provided to you for the purpose of instructing the Trustee how to vote the Shares concerning the above matters, which are described in the enclosed Proxy Statement. Your interest in these matters is important. Please take the time to complete the voting instruction card and return it to the Trustee. You may instruct the Trustee to vote for, against, or to abstain from approval of such matters. If you do not provide instructions to the Trustee, your Allocated Shares will be voted in accordance with the Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust, which provides that the Trustee will vote such shares in the manner directed by the ESOP Committee.

     Unallocated Shares will be voted by the Trustee in the same proportion that the Allocated Shares of all participants for which participants instructions were received are voted. Thus, through your instructions, you will be exercising power and control, as a "named fiduciary" (as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) of the ESOP with respect to the applicable portion of Unallocated Shares. Fiduciaries under ERISA (including "named fiduciaries") are required to act prudently, solely in the interest of the plan participants and beneficiaries, and for the exclusive purpose of providing benefits to the participants and beneficiaries.

     The Trustee will vote your Allocated Shares (and an applicable portion of the Unallocated Shares) in accordance with the instructions you provide on the voting instruction card received by the Trustee on or before May 17, 2001, unless the Trustee determines such instructions are contrary to ERISA.

CONFIDENTIALITY

     How you vote will not be revealed, directly or indirectly, to any officer, any other employee or any director of the Company or to anyone else, except as otherwise required by law. You should, therefore, instruct the Trustee to vote the Shares in the manner you think best.

VOTING DEADLINE

     Because of the time required to tabulate voting instructions from participants before the Annual Meeting, the Trustee must establish a cut-off date for receiving your instruction card. The cut-off date established by the Trustee is 5:00 P.M. Eastern Time on May 17, 2001. The Trustee cannot insure that instruction cards received after the cut-off date will be tabulated. Therefore, it is important that you act promptly and return your instruction card on or before May 17, 2001 in the envelope provided for your convenience. If the Trustee does not receive timely instructions from you with respect to your Shares, the Trustee will vote such

Shares in the manner directed by the ESOP Committee, which is currently comprised of William E. Kassling, Robert J. Brooks, and Kevin P. Conner, unless the Trustee determines such instructions are contrary to ERISA.

     If you also hold shares of Common Stock of the Company directly and not through the ESOP, you will receive, under separate cover, proxy solicitation materials including a proxy card. That card should be used to vote the shares you hold directly and CANNOT be used to direct the voting of shares held by the ESOP.

FURTHER INFORMATION

     If you have questions regarding this information provided to you, you may contact the Trustee at (800) 535-3093 between 11:30 A.M. and 7:00 P.M. Eastern Time, Monday through Friday.

     Your ability to instruct the Trustee how to vote your Shares is an important part of your rights as an ESOP participant. Please consider the enclosed material carefully and then furnish your voting instructions promptly.


Dated: April 16, 2001

                                      U.S. Trust Company, National Association as Trustee of
                                      WESTINGHOUSE AIR BRAKE COMPANY
                                      EMPLOYEE STOCK OWNERSHIP PLAN

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       SOLICITED BY THE BOARD OF DIRECTORS
                   OMNI WILLIAM PENN, PITTSBURGH, PENNSYLVANIA
                 TUESDAY, MAY 22, 2001 - 11:00 A.M. (LOCAL TIME)

    The undersigned stockholder of WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (the "Company") does hereby appoint GREGORY T. H. DAVIES and ROBERT
J. BROOKS, and each of them acting individually, with full power of substitution, as proxies of the undersigned to vote at the annual Meeting of Stockholders of the Company, to be held May 22, 2001 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to vote, on the matters set out on the reverse side of this proxy card and described in the Proxy Statement and, in their discretion, on any other business which may properly come before the Annual Meeting.

    The undersigned stockholder hereby revokes all previous proxies for the Annual Meeting and acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, both dated April 16, 2001, and of the Annual Report to Stockholders for 2000.

    You are urged to return promptly this proxy card in the enclosed envelope whether or not you expect to attend the Annual Meeting in person so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured at the Annual Meeting.

    The shares represented by this proxy card will be voted as directed by the stockholder. If this proxy card is executed but no direction is given, such shares will be voted "FOR" items 1 and 2.

                (Continued and to be signed on the reverse side)

--------------------------------------------------------------------------------
                         /\  FOLD AND DETACH HERE  /\

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.                           Please mark    [X]
                                                                                        your votes as
                                                                                        indicated in
                                                                                        this example



ITEM (1) - Election of the following three Directors for a term expiring in 2004:
           William E. Kassling, James P. Kelley and James P. Miscoll

    FOR all Nominees          WITHHOLD AUTHORITY
(except as shown to the         to Vote for All
        right)                     Nominees.

         [ ]                          [ ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

-------------------------------------------------------------------------

ITEM (2) - The ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the 2001 fiscal year


      FOR      AGAINST     ABSTAIN

      [ ]        [ ]         [ ]



By checking the box to the right, I consent to future access of the Annual                [ ]
Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the
Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision.

          Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are jointly held, each stockholder named should sign.

Signature(s)                             Signature(s)                                Date
             ---------------------------              ------------------------------      -------------

--------------------------------------------------------------------------------
                           /\  FOLD AND DETACH HERE  /\

                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE (ESOP TRUSTEE)
                   OMNI WILLIAM PENN, PITTSBURGH, PENNSYLVANIA
                 TUESDAY, MAY 22, 2001 - 11:00 A.M. (LOCAL TIME)

    The undersigned participant in the WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN (the "ESOP") does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Westinghouse Air Brake Company (the "Company"), to be held May 22, 2001 (the "Annual Meeting"), and at all adjournments thereof, all the shares of Common Stock of the Company which the undersigned may be entitled to provide instructions, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

    The undersigned participant hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement both dated April 16, 2001, and of the Annual Report to Stockholders for 2000.

    The shares represented by this card will be voted as directed by the participant. If this card is executed but no direction is given or if such direction is not received by the ESOP Trustee on or before May 17, 2001, such shares will be voted in accordance with the Westinghouse Air Brake Technologies Corporation Employee Stock Ownership Plan and Trust.

                (Continued and to be signed on the reverse side)



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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.                   Please mark
                                                                                your votes as
                                                                                indicated in       [X]
                                                                                this example


ITEM (1) - Election of the following three Directors for a term expiring in 2004:
          William E. Kassling, James P. Kelley and James P. Miscoll

   FOR all Nominees         WITHHOLD AUTHORITY
(except as shown to the      to Vote for All
        right)                  Nominees.

         [ ]                       [ ]

A vote FOR includes discretionary authority to vote for a substituted nominee if any of the nominees listed becomes unable to serve or for good cause will not serve.

(To withhold authority to vote for one or more such nominees, write such nominees' name(s) on the line below.)

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ITEM (2) - The ratification of the appointment of Arthur Andersen LLP as independent public accountants of the Company for the 2001 fiscal year

               FOR      AGAINST     ABSTAIN

               [ ]        [ ]         [ ]

By checking the box to the right, I consent to future access of the Annual              [ ]
Report, Proxy Statements, prospectuses and other communications electronically via the Internet. I understand that the Company may no longer distribute printed materials to me for any future shareholder meeting until such consent is revoked. I understand that I may revoke my consent at any time by contacting the
Company's transfer agent, Mellon Investor Services, Ridgefield Park, NJ and that costs normally associated with electronic access, such as usage and telephone charges, will be my responsibility. Please disregard if you have previously provided your consent decision.

          Please date and sign exactly as your name appears hereon and return in the enclosed envelope. If acting as attorney, executor, administrator, guardian or trustee, please so indicate with your full title when signing. If a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.


Signature(s)                             Signature(s)                            Date
            ---------------------------              --------------------------       --------------------
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